UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2004
                                                  ----------------

                          Commission File Number 0-5411

                             HERLEY INDUSTRIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                                           #23-2413500
 ------------------------------                          ---------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                          Identification Number)

101 North Pointe Boulevard, Lancaster, Pennsylvania         17601
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's Telephone Number, including Area Code:      (717) 735-8117
                                                         --------------

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             (Former name, former address and former fiscal year, if
                          changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

         The information in this Form 8-K Current Report and the exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 15, 2004, Herley Industries, Inc. issued an earnings release announcing its financial results for the fourth quarter and fiscal year ended August 1, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

              99.1 Earnings Release, dated October 15, 2004, announcing the Registrants's financial results for the fourth quarter and fiscal year ended August 1, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          HERLEY INDUSTRIES, INC
                                         Registrant

                      By: /s/ Thomas V. Gilboy
                          --------------------------------
                              Thomas V. Gilboy
                            Vice President and CFO
                            (Principal Financial Officer)

DATE: October 15, 2004